Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph J. Lazzara, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Scientific Technologies Incorporated for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Scientific Technologies Incorporated.

By: /s/Joseph J. Lazzara_______
Name: Joseph J. Lazzara
Title: President and Chief Executive and Financial Officer

I, Richard O. Faria, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Scientific Technologies Incorporated for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly represents in all material respects the financial condition and results of operations of Scientific Technologies Incorporated.

By: /s/Richard O. Faria_______
Name: Richard O. Faria
Title: Vice President, Finance and Administration